TARSAP AMENDMENT NO. 2

      TARSAP AMENDMENT NO. 2, dated as of July 6, 2005 (the "Second Amendment"), between Theodore H. Banzhaf, an individual residing in the state of California ("Optionee"), and SPATIALIGHT, INC., a New York corporation, whose principal place of business is located at 5 Hamilton Landing, Suite 100, Novato, California 94949 (the "Corporation").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, Employee and the Corporation entered into that certain Time Accelerated Restricted Stock Option Award Plan, dated as of July 7, 2003 (the "TARSAP");

      WHEREAS, Employee and the Corporation amended and restated the TARSAP by entering into that certain Amended and Restated TARSAP made as of April 1, 2004 (the "Amended TARSAP"); and

      WHEREAS, Employee and the Corporation desire to amend the Amended TARSAP as set forth herein.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend the Amended TARSAP as follows:

      1. The words  "second  (2nd)  anniversary"  appearing  in three  places in
      Section 3(b) of the Amended TARSAP are hereby amended and restated in each such place as "fourth (4th) anniversary".

      2. The words "Five Dollars ($5.00)" appearing in Section 6(b) of the Amended TARSAP are hereby amended and restated as "Seven Dollars and Fifty Cents ($7.50)".

      3. All other provisions of the Amended TARSAP that are not amended and/or restated by this Second Amendment shall remain in full force and effect.

                                    * * * * *

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      IN WITNESS  WHEREOF,  the parties have duly executed this Second Amendment as of the date first above written.

                                       SPATIALIGHT, INC.

                                       By: /s/ ROBERT A. OLINS
                                           -------------------------------------
                                           Name: Robert A. Olins
                                           Title: Chief Executive Officer

                                           /s/ THEODORE H. BANZHAF
                                           -------------------------------------
                                           Theodore H. Banzhaf
                                           Optionee


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